EXHIBIT 3.2

                     IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

                           )
In re:                     )        Chapter 7
                           )
EPIC RESORTS, LLC,         )        Case No. 01-02459 (MFW)
                           )
  Alleged Debtor.          )


                       ORDER CONVERTING CASE TO ONE UNDER
                        CHAPTER 11 OF THE BANKRUPTCY CODE

     Epic Resorts, LLC (the "Debtor") having consented to the relief sought in the involuntary petition filed against it by Prospect Street High Income Fund, ML CBO IV (Cayman) Ltd., Pamco Cayman, Ltd. and Pam Capital Funding, L.P. and the Debtor having moved pursuant to section 706(a) of the Bankruptcy Code to convert its case to one under Chapter 11 and the Court being satisfied that the Debtor is entitled to such relief, it is hereby

     ORDERED, that the Debtor's case is hereby converted to one under Chapter 11 of the Bankruptcy Code.

Dated:   Wilmington, Delaware
         October 15, 2001
                                                /s/ Mary F. Walrath
                                                -------------------------------
                                                MARY F. WALRATH
                                                UNITED STATES BANKRUPTCY JUDGE

                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

                           )
In re:                     )        Chapter 7
                           )
EPIC CAPITAL CORPORATION,  )        Case No. 01-02458 (MFW)
                           )
  Alleged Debtor.          )


                       ORDER CONVERTING CASE TO ONE UNDER
                        CHAPTER 11 OF THE BANKRUPTCY CODE

     Epic Capital Corporation (the "Debtor") having consented to the relief sought in the involuntary petition filed against it by Prospect Street High Income Fund, ML CBO IV (Cayman) Ltd., Pamco Cayman, Ltd. and Pam Capital Funding, L.P. and the Debtor having moved pursuant to section 706(a) of the Bankruptcy Code to convert its case to one under Chapter 11 and the Court being satisfied that the Debtor is entitled to such relief, it is hereby

     ORDERED, that the Debtor's case is hereby converted to one under Chapter 11 of the Bankruptcy Code.

Dated:   Wilmington, Delaware
         October 15, 2001
                                                /s/ Mary F. Walrath
                                                -------------------------------
                                                MARY F. WALRATH
                                                UNITED STATES BANKRUPTCY JUDGE